UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Laurie D. Neat

Capital International, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets
Growth FundSM

Semi-annual report for the six months ended December 31, 2012

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis as more fully described in its prospectus. Securities offered through American Funds Distributors,® Inc., member FINRA.

Fellow investors:

Emerging markets equities rallied in the last six months of 2012, fueled in part by monetary stimulus measures around the world and a resurgent Chinese economy. Stocks registered substantial gains in September and December. For the six-month period ended December 31, 2012, the net asset value of the Emerging Markets Growth Fund rose 13.7% with distributions reinvested, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), advanced 13.8%. Most currencies appreciated against the U.S. dollar, but returns varied considerably. The Polish zloty and the South Korean won gained 8% and 7%, respectively. A few currencies bucked the broader trend, however. The South African rand shed 4%, while the Indonesian rupiah and Brazilian real also lost value against the dollar.

Financial stocks helped lead the markets, with banks supported by robust loan growth. Information technology stocks climbed; shares of many companies were spurred by demand for smartphones and other mobile devices. Consumer-related firms also rose sharply, especially retailers that continued to expand their businesses in Africa. Materials and energy stocks registered double-digit gains but nonetheless trailed the broader market, with several major firms reporting lower-than-anticipated earnings. Telecommunication services companies lagged amid worries about increased regulation in several Latin American markets. Utilities trailed as well, particularly in Brazil, where electricity providers slid on concerns that rate cuts would erode profits.

Market review
Global markets regained momentum in the latter half of 2012 as policymakers tried to assuage fears about the ongoing European debt crisis and slowing economic growth. Authorities in both developed and developing markets took steps to support the global economy and inject liquidity into financial markets. China and Brazil loosened monetary policy, while the European Central Bank indicated in July that it would take any necessary measures to preserve the euro. By September, China’s government had unveiled a package totaling more than 1 trillion yuan ($158 billion) to help spur infrastructure development in the country. Meanwhile, the U.S. Federal Reserve announced its third

Results at a glance

For periods ended December 31, 2012, with distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime (since 5/30/86)

Emerging Markets Growth Fund	13.7%	14.2%	1.5%	–1.2%	16.2%	15.5%
MSCI Emerging Markets IMI[1,2]	13.8	18.7	4.6	–0.7	16.6	11.9	[3]
MSCI Emerging Markets Index[2,4]	13.8	18.2	4.7	–0.9	16.5	11.8	[3]

[1]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987 to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[2]	The indices are unmanaged and, therefore, have no expenses.
[3]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.
[4]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio was 0.68% as of the most recent fiscal year-end, and was 0.74% including “Acquired Fund” fees and expenses, as reflected in the prospectus dated August 29, 2012 (unaudited).

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with results reflecting dividends net of withholding taxes, and are for the period ended December 31, 2012, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Emerging Markets Growth Fund	1

round of quantitative easing, further assuring investors that it would provide stimulus to support the U.S. economy. Japan also adopted additional quantitative easing measures.

China’s economy expanded at an annualized rate of 7.4% in the third quarter, compared with 7.6% in the second. Investors took heart from signs of life in the economy as manufacturing and industrial production gathered steam, and the country appeared to undergo a smooth political transition late in the year. The MSCI China IMI advanced 19%. Banks gained amid healthy — albeit slower — profit growth. Several property firms rose appreciably, supported by improving home sales.

Investors worried about deteriorating economic conditions in India after January–March GDP growth slowed to an annualized 5.3% — the lowest growth rate in nine years. Indian equities nonetheless climbed 16%. Stocks rallied after the government announced a series of economic reforms in September, including plans to allow foreign investors to buy larger stakes in supermarkets and airlines. Banks and consumer stocks rose sharply.

Elsewhere in Asia, technology stocks helped support equity markets in Taiwan and South Korea. Smartphone sales lifted shares of Samsung Electronics, overshadowing worries related to ongoing patent disputes with Apple. Apple supplier Hon Hai Precision Industry climbed on strong demand for iPhone and iPad components despite heightened anxiety over labor issues. A number of South Korean automakers posted more modest gains on fears of a strengthening won. In December, Park Geun-hye was elected as South Korea’s first female president; she is the daughter of former general and president Park Chung-hee, who has been credited with modernizing South Korea’s economy during his two-decade rule. Meanwhile, equities gained 7% and 9%, respectively, in Indonesia and Malaysia, but lagged the broader market. Commodity exports — which constitute about two-thirds of Indonesia’s exports — waned over the period, weighing on shares of several commodities producers.

The MSCI Brazil IMI rose just 9%, held back by commodity and utilities companies. The country’s third-quarter GDP growth slowed to an annualized rate of 2.4% — about half the amount forecasted. Investors also worried about the

10 largest equity holdings

	Percent of net assets as of 12/31/12	Percent of price change for the 6 months ended 12/31/12*

Samsung Electronics	2.8%	32.9%

Taiwan Semiconductor Manufacturing	2.7	22.3

China Shenhua Energy	2.5	26.1

Industrial and Commercial Bank of China	2.3	28.4

China Petroleum & Chemical	2.1	28.1

SK hynix	2.0	14.8

Hyundai Mobis	1.7	12.0

Sberbank of Russia	1.6	14.4

Gazprom	1.4	1.3

Delta Electronics	1.3	19.1

Total	20.4%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

potential for increased government intervention in economic activity. The central bank continued to slash interest rates, taking its benchmark Selic to 7.25% from 12.5% in August 2011. In Mexico, stocks rose 13% on increased hopes for change following Enrique Peña Nieto’s election to the presidency on the 1st of July. In November, Mexico’s Congress approved groundbreaking legislation that would make it easier for businesses to hire and fire workers and shorten labor disputes.

Russian stocks advanced 12%. Sberbank climbed as loan growth helped fuel profits. Equity gains were tempered by muted returns for several commodities producers and apprehension over stalled reforms following Vladimir Putin’s re-election in March. Meanwhile, Turkish equities continued to rally, gaining 27% against a backdrop of low interest rates and solid economic growth prospects. South African equities saw an uptick of 13%, led by retailers, telecommunication services providers and banks. Several mining stocks declined, however, amid strikes and escalating labor unrest.

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

						Value of holdings 12/31/12 (in thousands)
	Percent of net assets			MSCI EM IMI[1]

	12/31/11	6/30/12	12/31/12	6/30/12	12/31/12

Asia-Pacific
China	18.2%	16.9%	20.2%	17.6%	18.3%	$2,338,898
Hong Kong	3.6	3.7	2.9	—	—	340,726
India	7.2	8.1	7.9	6.6	6.7	922,131
Indonesia	3.1	2.3	2.1	3.0	2.8	249,823
Malaysia	3.7	2.9	3.1	3.8	3.7	364,859
Pakistan	.1	.1	.1	—	—	15,373
Philippines	.8	1.0	1.1	1.0	1.0	125,516
Singapore	1.0	.7	.4	—	—	51,362
South Korea	11.2	11.3	12.6	15.3	15.4	1,451,329
Taiwan	6.1	6.3	7.2	12.0	11.5	837,583
Thailand	2.5	1.2	.6	2.3	2.6	71,375

	57.5	54.5	58.2	61.6	62.0	6,768,975

Latin America
Argentina	.4	—	—	—	—	—
Brazil	9.4	7.3	7.5	12.3	12.0	874,296
Chile	.2	.4	.5	2.0	1.8	54,417
Colombia	.3	—	—	1.1	1.1	—
Mexico	3.9	3.4	4.0	4.7	4.8	459,120
Peru	—	.2	.1	.7	.6	15,172

	14.2	11.3	12.1	20.8	20.3	1,403,005

Eastern Europe and Middle East
Czech Republic	.7	.3	—	.3	.3	4,578
Hungary	.3	.2	—	.3	.2	—
Israel	.7	.4	.5	—	—	60,188
Oman	.3	.3	.4	—	—	45,037
Poland	1.3	1.4	1.2	1.4	1.5	140,726
Russia	6.9	7.9	7.7	5.3	5.4	882,089
Saudi Arabia	.9	1.2	.1	—	—	8,882
Turkey	.2	.7	.3	1.8	2.0	38,525
United Arab Emirates	.4	.4	.1	—	—	17,224

	11.7	12.8	10.3	9.1	9.4	1,197,249

Africa
Egypt	.1	—	—	.3	.4	—
Morocco	.1	.1	.1	.1	.1	10,889
South Africa	3.5	2.6	1.7	8.1	7.8	199,737

	3.7	2.7	1.8	8.5	8.3	210,626

Other markets[2]
Australia	.7	.9	1.0			113,173
Austria	.2	.2	.3			38,012
Canada	.9	.9	1.2			142,930
Italy	.4	.2	.2			18,503
Luxembourg	—	—	.6			65,697
Netherlands	—	.3	.4			45,895
Switzerland	.1	.1	—			—
United Kingdom	4.7	3.8	4.1			483,721
United States of America	1.1	1.6	2.1			243,576

	8.1	8.0	9.9			1,151,507

Multinational	.3	.3	.3			36,742

Other[3]	.7	4.8	5.0			579,012

Other assets less liabilities (including short-term securities and forward currency contracts)	3.8	5.6	2.4			276,693

Total net assets	100.0%	100.0%	100.0%			$11,623,809

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3]	Includes securities in initial period of acquisition.

Emerging Markets Growth Fund	3

Portfolio review

The fund posted strong gains, largely keeping pace with the benchmark. Stock selection in China, India, Brazil and Mexico lifted returns, especially investments in infrastructure-related firms, consumer companies and banks. But several investments in the telecommunication

Percent change in key markets*,†

	6 months ended 12/31/12

	Expressed in U.S. dollars	Expressed in local currency

Asia-Pacific
China	18.5%	18.4%
India	16.2	14.1
Indonesia	6.8	9.6
Malaysia	8.7	4.7
Philippines	15.8	12.8
South Korea	14.7	7.2
Taiwan	11.7	8.5
Thailand	20.1	15.7

Latin America
Brazil	9.2	10.8
Chile	1.6	–3.1
Colombia	14.7	13.6
Mexico	13.3	9.6
Peru	10.4	9.9

Eastern Europe and Middle East
Czech Republic	6.9	1.1
Hungary	8.3	6.3
Poland	25.3	16.2
Russia	12.0	6.6
Turkey	26.6	24.9

Africa
Egypt	11.8	17.0
Morocco	–2.0	–4.9
South Africa	12.7	16.9

Emerging Markets Growth Fund	13.7

*	The market indices, which are based on the MSCI Emerging Markets Investable Market Index, are unmanaged and, therefore, have no expenses.
†	Results reflect dividends net of withholding taxes.

services and consumer discretionary sectors trailed the market. The fund’s emphasis on several metals and mining stocks also dampened returns.

Investments in China and Hong Kong — which make up more than 20% of the portfolio’s holdings — improved significantly as the economy appeared to regain its footing. China Shenhua Energy advanced on a more optimistic outlook for coal, while oil refiner China Petroleum & Chemical Corporation (SINOPEC) reported better-than-expected earnings on the back of higher fuel prices and improved petrochemicals sales. China’s government raised diesel prices in August and September as higher crude oil costs continued to erode the profits of the country’s biggest refiners. A number of materials and infrastructure-related stocks bounced back amid signs of economic improvement, including Nine Dragons Paper, Anhui Conch Cement and diesel engine manufacturer Weichai Power. Investments in several larger Chinese banks further buoyed results, as did the portfolio’s holdings in Longfor Properties; shares of the real estate developer jumped on rebounding property sales.

Hypermarcas — Brazil’s largest diversified drugmaker and producer of cosmetics and consumer products — gained on the heels of improved profits, supported by strong pharmaceutical sales and reduced debt costs as the company continued to integrate acquisitions. United Spirits climbed after global distiller Diageo announced plans in November to buy a stake in the firm to establish a foothold in the Indian market. Shares of India’s ICICI Bank also bolstered results, as the private lender soared nearly 32% on robust loan growth to consumers seeking to purchase homes and vehicles. While several of India’s private-sector banks have witnessed an expansion in the area of retail loans, state-owned institutions have experienced a decline in asset quality this year as businesses have struggled to repay their loans.

An emphasis on financial and consumer staples stocks in Mexico further supported returns. Inbursa bank advanced almost 33%, posting solid earnings on better-than-expected economic growth. Coca-Cola bottler Arca Continental also rose sharply amid healthy sales.

4	Emerging Markets Growth Fund

Investments in information technology offered mixed results. Power supply company Delta Electronics reported sound profits, while demand for notebook and tablet computers lifted shares of ASUSTeK. Shares of Indian software services provider HCL Technologies jumped in the wake of strong earnings and continued contract wins. On the other hand, investments in Tripod Technology, which manufactures printed circuit boards for a range of devices including personal computers, declined as it missed earnings forecasts. Shares of Hong Kong-based ASM Pacific Technology also stumbled after the world’s biggest maker of chip-assembly and packaging equipment dimmed its outlook.

Several of the fund’s investments in telecommunication services providers lagged the broader market. Bharti Airtel edged just 6% higher; the wireless firm posted weak quarterly earnings in the face of tougher competition as well as steeper costs generated by its expansion in India and Africa. Telekomunikacja Polska (TPSA) fell on sluggish earnings attributable to regulatory uncertainty and pricing wars; the company further disappointed investors by cutting its dividend. Shares of Oi fell, though the Brazilian conglomerate reported strong third-quarter profits as a growing base of wireless subscribers helped reverse a slowing sales trend.

Other disappointments during the period included South Korea’s OCI, whose shares retreated amid worse-than-expected earnings, triggered by falling polysilicon prices; OCI is the country’s biggest manufacturer of the material, which is used in solar cells. Meanwhile, metals giant Anglo American fell on tepid profits resulting from higher costs and lower commodity prices as well as concerns about mounting labor unrest in South Africa. Shares of Russia’s Gazprom were flat as the gas producer grappled with lower sales to Europe.

Several consumer-related investments, including Malaysia’s Genting, trailed. The diversified conglomerate registered a small gain on fears of decelerating growth in the gaming industry and licensing delays related to new projects in New York and Miami. In South Korea, Hana Financial rose only modestly as an increase in bad loan provisions and a highly competitive market curtailed profits.

Outlook

Several issues that weighed on investors’ minds in 2012 appear to have dissipated in recent months, paving the way for a brighter economic outlook in 2013. Concerns about the European debt crisis have abated somewhat. While Europe is likely to continue struggling with austerity measures and other government cutbacks, investors have nonetheless regained confidence that some of the region’s problems will be addressed over the long term. Furthermore, ongoing negotiations related to the U.S. “fiscal cliff” — including the taxation agreement reached after the New Year — have been met with relief and mitigated the likelihood of a near-term recession in the country, despite worries about numerous details that have yet to be ironed out.

A modestly growing U.S. economy and tangible progress in European debt restructuring are contributing to the more positive view of global economic growth. Investors also appear to have become more comfortable with economic growth prospects in China and the ease of the country’s political transition. In addition, several other emerging markets economies have begun to show signs of strengthening, particularly in Asia. Following relatively flat profit growth in 2012, corporate earnings for emerging markets companies are likely to expand on the whole, led by top-line growth. Many managers believe that emerging markets stock valuations continue to look attractive and are likely to rise in the coming months, especially economically sensitive stocks that have suffered in the wake of investor concerns over China and anemic global economic growth.

The fund is positioned for a favorable macroeconomic environment, with an emphasis on small- and mid-cap stocks. Stock selection will most likely be an increasingly important factor in 2013 as returns have begun to diverge more noticeably based on local market and company dynamics. On the surface, the fund’s composition appears similar to the MSCI Emerging Markets IMI on the basis of sector weightings, but a closer look reveals that stock holdings differ quite significantly. In general, the fund favors larger markets such as Brazil, Russia, India and China. Investments are focused on a range of businesses expected to benefit from solid economic growth in China. They include automakers and gaming companies as well as energy firms equipped to meet an increased need for natural gas in Asia.

Emerging Markets Growth Fund	5

The fund also emphasizes select life insurers and banks as demand for financial services continues to grow.

While managers feel that economic conditions in India are starting to improve, challenges remain. The fund’s investments in the country are concentrated in a few companies that seem best positioned to meet burgeoning infrastructure and consumer demand. In particular, several well-managed private banks stand to benefit from retail loan growth. Managers are also focusing on a number of consumer-related companies and banks in Brazil, while avoiding some of the country’s larger commodity producers. Conversely, they are attracted to commodity firms in Russia that are trading at what they believe to be inexpensive valuations, as well as consumer-related businesses whose earnings are likely to pick up steam as the country’s banking and retail sectors continue to develop.

Investments in technology stocks, which constitute nearly 15% of the total portfolio, also feature prominently, although some managers have become more cautious following robust 2012 earnings driven by intense smartphone demand. Focus in the sector has shifted to a few companies expected to remain leaders and outpace their peers in areas such as smartphone production for lower end segments of the market. In terms of commodities, managers remain interested in a limited number of attractively valued oil and gas producers and exploration firms, as well as several metals companies that are likely to see more subdued cost inflation in the coming year.

We remain enthusiastic about opportunities in the emerging markets and look forward to reporting to you in another six months.

Sincerely,

Victor D. Kohn
President
February 19, 2013

6	Emerging Markets Growth Fund

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network spanning three continents. This network includes analysts and portfolio managers from more than 30 countries who speak a variety of languages. These professionals travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Emerging Markets Growth Fund	7

Investment portfolio
December 31, 2012
	Equity securities

	Common stocks	Convertible stocks	Bonds and notes	Percent of net assets

Sector diversification
Financials	23.50%	.07%	—%	23.57%

Information technology	14.67	—	—	14.67

Energy	11.32	—	.08	11.40

Materials	10.17	—	.10	10.27

Consumer discretionary	9.67	—	—	9.67

Industrials	9.17	—	—	9.17

Telecommunication services	6.82	—	—	6.82

Consumer staples	6.31	—	—	6.31

Utilities	2.24	—	—	2.24

Health care	1.84	.02	—	1.86

Other	1.64	—	—	1.64

	97.35%	.09%	.18%	97.62

Short-term securities				2.15

Other assets less liabilities (including forward currency contracts)				.23

Net assets				100.00%

Equity securities	Shares	Value (000)

Asia-Pacific — 58.2%
China — 20.2%
Ambow Education Holding Ltd. (ADR)[1]	1,016,680	$2,288

Anhui Conch Cement Co. Ltd.	11,494,654	34,213
Anhui Conch Cement Co. Ltd. (Hong Kong)	9,288,500	34,559

Bank of China Ltd. (Hong Kong)	338,747,724	153,351

Beijing Enterprises Holdings Ltd. (Hong Kong)	12,083,000	79,220

Beijing Enterprises Water Group Ltd. (Hong Kong)	62,298,000	16,199

BYD Co. Ltd. (Hong Kong)[1]	2,653,200	8,109

China Construction Bank Corp. (Hong Kong)	85,889,190	70,000

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	60,551,600	24,096

China Life Insurance Co. Ltd.	6,207,957	21,433
China Life Insurance Co. Ltd. (Hong Kong)	38,427,000	126,739

China Longyuan Power Group Corp. Ltd. (Hong Kong)	22,154,000	15,563

China Mengniu Dairy Co. (Hong Kong)	27,643,000	78,651

China Mobile Ltd. (Hong Kong)	2,306,000	27,012

China Overseas Land & Investment Ltd. (Hong Kong)	1,802,000	5,459

China Petroleum & Chemical Corp. (Hong Kong)	211,146,000	242,420

China Power International Development Ltd. (Hong Kong)	145,291,000	46,332

China Resources Land Ltd. (Hong Kong)	7,747,000	21,301

China Shenhua Energy Co. Ltd.	1,309,200	5,355
China Shenhua Energy Co. Ltd. (Hong Kong)	63,189,000	281,905

CSR Corp. Ltd. (Hong Kong)	37,875,000	33,720

ENN Energy Holdings Ltd. (Hong Kong)	1,386,000	6,060

First Tractor Co. Ltd. (Hong Kong)[1]	13,402,000	13,420

Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	15,126,000	24

Guangdong Investment Ltd. (Hong Kong)	8,180,000	6,429

Haitian International Holdings Ltd. (Hong Kong)	27,935,000	33,357

8	Emerging Markets Growth Fund

	Shares	Value (000)

China (continued)
Hengan International Group Co. Ltd. (Hong Kong)	1,293,000	$11,687

Industrial and Commercial Bank of China Ltd.	10,092,300	6,725
Industrial and Commercial Bank of China Ltd. (Hong Kong)	368,442,761	265,709

Lenovo Group Ltd. (Hong Kong)	48,850,000	44,722

Longfor Properties Co. Ltd. (Hong Kong)	37,730,000	75,213

Minth Group Ltd. (Hong Kong)	35,674,000	41,260

New Oriental Education & Technology Group Inc. (ADR)	1,691,800	32,872

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	60,753,200	56,279

Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)	56,608,000	30,221

Shanda Games Ltd., Class A (ADR)	2,537,800	7,715

Shandong Weigao Group Medical Polymer Co. Ltd. (Hong Kong)	58,922,000	58,871

Shanghai Zhixin Electric Co., Ltd.	4,988,567	11,099

Shenguan Holdings Group Ltd. (Hong Kong)	69,352,000	37,682

Shenzhou International Group Holdings Ltd. (Hong Kong)	14,141,000	31,965

Sinopharm Group Co. Ltd. (Hong Kong)	1,969,200	6,255

Weichai Power Co., Ltd. (Hong Kong)	21,029,040	95,493

Yingde Gases Group Co. Ltd. (Hong Kong)	1,910,000	1,965

Zhongsheng Group Holdings Ltd. (Hong Kong)	62,275,500	95,097

Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	10,819,000	40,853

		2,338,898
Hong Kong — 2.9%
AIA Group Ltd.	32,951,000	131,323

ASM Pacific Technology Ltd.	683,000	8,384

EVA Precision Industrial Holdings Ltd.	69,356,000	11,494

Goodbaby International Holdings Ltd.	33,974,000	12,414

Jardine Matheson Holdings Ltd.	181,200	11,269

Sands China Ltd.	12,664,400	56,728

SJM Holdings Ltd.	23,370,000	54,996

Stella International Holdings Ltd.	1,562,500	4,236

VTech Holdings Ltd.	363,900	4,089

Wynn Macau, Ltd.[1]	16,616,000	45,793

		340,726
India — 7.9%
Adani Enterprises Ltd.	16,132,921	80,200

Apollo Hospitals Enterprise Ltd.	2,445,932	35,341
Apollo Hospitals Enterprise Ltd. (GDR)[2]	467,600	6,720

Bharat Electronics Ltd.	380,971	9,162

Bharti Airtel Ltd.	23,866,324	138,661

Cox and Kings Ltd.	4,202,697	10,329
Cox and Kings Ltd. (GDR)[2]	453,204	1,112

DLF Ltd.	6,148,178	26,244

HCL Technologies Ltd.	5,118,325	57,956

HDFC Bank Ltd.	6,206,838	77,101
HDFC Bank Ltd. (ADR)	8,000	326

Housing Development Finance Corp. Ltd.	5,336,521	81,402

ICICI Bank Ltd.	3,387,152	71,346
ICICI Bank Ltd. (ADR)	1,878,400	81,917

ITC Ltd.	1,730,680	9,073

Jain Irrigation Systems Ltd.	21,176,552	28,651

Kotak Mahindra Bank Ltd.	9,443,783	112,558

Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)[1,3]	177,945	23,511

PTC India Financial Services Ltd.[1]	15,933,450	5,267

Shopper’s Stop Ltd.	950,410	8,122

Emerging Markets Growth Fund	9

Equity securities	Shares	Value (000)

Asia-Pacific (continued)
India (continued)
Sobha Developers Ltd.	354,244	$2,486

Sun Pharmaceutical Industries Ltd.	2,858,873	38,487

VA Tech Wabag Ltd.[4]	1,584,552	16,159

		922,131
Indonesia — 2.1%
PT Agung Podomoro Land Tbk	479,240,500	18,382

PT Astra International Tbk	19,278,000	15,252

PT Bank Mandiri (Persero) Tbk	97,285,324	82,272

PT Bank Rakyat Indonesia (Persero) Tbk	48,029,000	34,978

PT Elang Mahkota Teknologi Tbk	49,762,000	20,137

PT Surya Citra Media Tbk	191,387,500	44,727

PT Tower Bersama Infrastructure Tbk[1]	57,557,000	34,075

		249,823
Malaysia — 3.1%
Bumi Armada Bhd.	63,446,400	82,669

CIMB Group Holdings Bhd.	46,484,498	116,109

Genting Bhd.	21,205,100	64,031

IHH Healthcare Bhd.[1]	53,544,200	59,264

IJM Corp. Bhd.	21,420,754	34,986

Naim Cendera Holdings Bhd.	11,661,500	6,741

StemLife Bhd.[4]	12,497,850	1,059

		364,859
Pakistan — 0.1%
Oil and Gas Development Co. Ltd. (GDR)[2]	775,826	15,373

Philippines — 1.1%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—

Bloomberry Resorts Corp.[1]	5,628,300	1,810

Energy Development Corp.	392,155,050	64,536

International Container Terminal Services, Inc.	21,131,188	38,132

Manila Water Co., Inc.	4,972,800	3,881

Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—

Philippine Long Distance Telephone Co.	75,245	4,646

SM Investments Corp.	582,070	12,511

		125,516
Singapore — 0.4%
CapitaRetail China Trust	8,476,000	11,456

Olam International Ltd.	10,562,868	13,548
Olam International Ltd. rights, expire 2013[1]	3,026,668	380

Wilmar International Ltd.	9,399,420	25,978

		51,362
South Korea — 12.6%
AMOREPACIFIC Group, Inc.	54,243	61,667

Daum Communications Corp.[4]	769,220	65,788

Hana Financial Holdings	4,349,860	142,204

Hankook Tire Co., Ltd.	672,465	29,717

Hyundai Engineering & Construction Co., Ltd.	546,645	36,009

Hyundai Mobis Co., Ltd.	742,314	201,335

Hyundai Motor Co.	416,814	85,791

KT Corp.	2,514,820	83,608

10	Emerging Markets Growth Fund

	Shares	Value (000)

South Korea (continued)
LG Household & Health Care Ltd.	48,898	$30,087

OCI Co. Ltd.	563,014	87,610

Samsung C&T Corp.	168,519	9,923

Samsung Electronics Co., Ltd.	37,156	53,179
Samsung Electronics Co., Ltd. (GDR)[2]	390,565	277,577

SK hynix Inc.[1]	9,569,920	232,177

SK Telecom Co., Ltd.	383,446	54,657

		1,451,329
Taiwan — 7.2%
ASUSTeK Computer Inc.	7,185,980	81,142

Compeq Manufacturing Co., Ltd.[4]	73,599,000	31,865

CTCI Corp.	23,931,000	47,389

Delta Electronics, Inc.	41,818,348	154,302

Hon Hai Precision Industry Co., Ltd.	4,053,726	12,496
Hon Hai Precision Industry Co., Ltd. (GDR)[2]	1,841,257	11,113

MediaTek, Inc.	10,253,000	114,692

Synnex Technology International Corp.	512,074	951

Taiwan Cement Corp.	24,676,000	33,115

Taiwan Mobile Co., Ltd.	3,201,000	11,827

Taiwan Semiconductor Manufacturing Co., Ltd.	94,638,568	316,748

Tripod Technology Corp.	10,166,433	21,943

		837,583
Thailand — 0.6%
Advanced Info Service PCL	1,931,400	13,286

Bank of Ayudhya PCL	27,072,200	28,959

Kasikornbank PCL, nonvoting depository receipt	4,586,700	29,130

		71,375

Latin America — 12.0%
Argentina — 0.0%
Grupo Financiero Galicia SA, Class B	5	—

Brazil — 7.5%
Anhanguera Educacional Participações SA, ordinary nominative	1,199,560	20,253

Banco Bradesco SA, preferred nominative (ADR)	6,966,254	121,004

Banco BTG Pactual SA, units	3,384,100	51,237

BRF – Brasil Foods SA, ordinary nominative	1,389,000	28,621
BRF – Brasil Foods SA, ordinary nominative (ADR)	816,700	17,241

Cia. de Concessões Rodoviárias, ordinary nominative	6,726,100	63,894

Cia. de Saneamento Basico do Estado de Sao Paulo – SABESP, ordinary nominative	287,500	12,198
Cia. de Saneamento Basico do Estado de Sao Paulo – SABESP (ADR)	134,627	11,251

Cia. de Saneamento de Minas Gerais – COPASA MG	680,200	14,534

Gerdau SA (ADR)	12,428,700	111,734

Hypermarcas SA, ordinary nominative[1]	17,389,500	141,153

Itaú Unibanco Holding SA, preferred nominative (ADR)	2,907,764	47,862

Itaúsa – Investimentos Itaú SA, preferred nominative	9,724,486	46,022

Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	3,194,700	53,050

QGEP Participações SA	7,958,500	50,997

Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative	5,112,400	31,960

WEG SA, ordinary nominative	1,658,900	21,876

Wilson Sons Ltd. (BDR)	1,882,300	29,409

		874,296

Emerging Markets Growth Fund	11

Equity securities	Shares	Value (000)

Latin America (continued)
Chile — 0.5%
Enersis SA (ADR)	1,621,244	$29,539

Ripley Corp SA	26,087,921	24,878

		54,417
Mexico — 3.9%
Arca Continental, SAB de CV, Series A	7,947,934	59,082

BanRegio Grupo Financiero, SAB de CV, Series O	1,850,192	8,431

Bolsa Mexicana de Valores, SAB de CV, Series A	7,705,600	19,427

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,496,948	64,125

Fibra Uno Administración, SA de CV	12,595,600	38,002

Grupo Comercial Chedraui, SAB de CV, Series B	7,890,100	25,630

Grupo Famsa, SA de CV, Class A1	10,352,271	12,894

Grupo Financiero Inbursa, SAB de CV	19,100,923	57,940

Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	1,090,400	28,983

Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B-1[1]	45,863,142	84,266

Kimberly-Clark de México, SAB de CV, Series A	17,619,020	44,926

Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	6,459,174	4,043

		447,749
Peru — 0.1%
Cía. de Minas Buenaventura SAA (ADR)	402,600	14,473

Pesquera Exalmar SAA	1,188,768	699

		15,172

Eastern Europe and Middle East — 10.2%
Czech Republic — 0.0%
ČEZ, a s	127,280	4,578

Israel — 0.5%
Bezeq – The Israel Telecommunication Corp. Ltd.	26,816,056	30,967

Cellcom Israel Ltd.	1,181,533	9,784

Partner Communications Co. Ltd.	1,605,304	9,643
Partner Communications Co. Ltd. (ADR)	112,000	670

Shufersal Ltd.	3,233,940	9,124

		60,188
Oman — 0.4%
BankMuscat (SAOG)	2,436,203	3,649
BankMuscat (SAOG) (GDR)[2]	6,916,840	41,388

		45,037
Poland — 1.2%
Bank Pekao SA	1,410,290	76,939

Telekomunikacja Polska SA	16,102,714	63,787

		140,726
Russia — 7.6%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,609,000)[3,4,5,6]	11,783,118	46,909
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,900,000)[1,3,4,5,6]	23,126,061	45,031
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $17,913,000)[1,3,4,5,6]	18,606,384	22,901
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $28,967,000)[1,3,4,5,6]	31,946,729	41,071

Etalon Group Ltd. (GDR)[1,2]	5,242,520	28,588

Mechel OAO	1,223,274	4,794

New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)[1,3,5]	5,247,900	2,437

12	Emerging Markets Growth Fund

	Shares	Value (000)

Russia (continued)
OAO Gazprom	1,334,000	$6,333
OAO Gazprom (ADR)	15,943,200	152,877

OAO Lukoil (ADR)	1,951,305	130,457

OAO TMK (GDR)[2]	498,114	7,743

OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013	3,968,399	7,766

OJSC Kuzbasskaya Toplivnaya Co.	1,665,000	6,219

OJSC Magnit	86,093	13,780
OJSC Magnit (GDR)[2]	199,031	8,059

OJSC Pharmstandard (GDR)[1,2]	347,100	5,862

OJSC Rostelecom	8,316,033	31,359
OJSC Rostelecom (ADR)	1,511,727	37,022

Sberbank of Russia	60,791,837	185,491
Sberbank of Russia (ADR)	228,141	2,836

Yandex NV, Class A1	3,936,500	84,910

		872,445
Saudi Arabia — 0.1%
Almarai Co., PALMS issued by HSBC Bank plc, expires November 24, 2014 (acquired 3/20/12, cost: $8,847,000)[1,3]	524,567	8,882

Turkey — 0.3%
Aktaş Elektrik Ticaret AŞ1	4,273	—

Coca-Cola Içecek AŞ, Class C	532,690	11,068

Enka inşaat ve Sanayi AŞ	2,935,322	8,737

Türk Telekomünikasyon AŞ, Class D	4,818,504	18,720

		38,525
United Arab Emirates — 0.1%
DP World Ltd.	1,472,133	17,224

Africa — 1.8%
Morocco — 0.1%
Holcim (Maroc) SA, Class A	46,585	10,889

South Africa — 1.7%
AngloGold Ashanti Ltd.	219,485	6,858
AngloGold Ashanti Ltd. (ADR)	1,403,697	44,034

Barloworld Ltd.	3,505,723	36,135

Harmony Gold Mining Co. Ltd.	2,379,097	21,070
Harmony Gold Mining Co. Ltd. (ADR)	2,057,013	18,431

Impala Platinum Holdings Ltd.	1,305,239	26,355

Royal Bafokeng Platinum Ltd.[1]	2,613,456	17,806

Sappi Ltd.[1]	6,418,918	23,677
Sappi Ltd. (ADR)[1]	1,308,900	4,712

South African Private Equity Fund III, LP (acquired 9/23/98, cost: $1,968,000)[3,4,5,6]	27,594,065	659

		199,737

Other markets — 9.9%
Australia — 1.0%
Oil Search Ltd.	15,400,046	113,173

Emerging Markets Growth Fund	13

Equity securities	Shares	Value (000)

Other markets (continued)
Austria — 0.3%
Vienna Insurance Group	708,593	$38,012

Canada — 1.2%
Centerra Gold Inc.	5,733,000	53,659

First Quantum Minerals Ltd.	2,089,600	46,027

Inmet Mining Corp.	581,200	43,244

		142,930
Italy — 0.2%
Tenaris SA (ADR)	441,400	18,503

Luxembourg — 0.6%
Samsonite International SA	31,404,600	65,697

Netherlands — 0.4%
Fugro NV	783,448	45,895

United Kingdom — 4.1%
Anglo American PLC	3,024,100	96,534

Gem Diamonds Ltd.[1]	296,355	696

Glencore International PLC	8,451,600	49,253

Global Ports Investments PLC (GDR)[2]	2,786,051	40,017

Mondi PLC	2,571,415	27,735

Petra Diamonds Ltd. (CDI)[1]	18,807,096	34,153

Petropavlovsk PLC	1,426,018	8,580

Platmin Ltd.[1]	16,963,500	2,302

SABMiller PLC	2,048,791	96,433

Standard Chartered PLC	3,229,015	81,941

Tullow Oil PLC	2,262,607	46,077

		483,721
United States of America — 2.1%
AutoNavi Holdings Ltd. (ADR)[1]	1,643,800	18,657

Cobalt International Energy, Inc.[1]	2,396,900	58,867

Ensco PLC, Class A	838,300	49,694

Freeport-McMoRan Copper & Gold Inc.	589,210	20,151

Genpact Ltd.	6,206,863	96,207

		243,576
Multinational — 0.3%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $206,000)[1,3,4,5]	55,999,402	515

Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $22,006,000)[3,4,5,6]	50,326,747	22,215

International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	2,183
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	2,228

New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $11,000)[1,3,4,5]	279,240	29
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $148,000)[1,3,4,5]	3,810,369	391

Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08 cost: $14,151,000)[1,3,4,5,6]	3,800	9,181

		36,742

Miscellaneous — 5.0%
Equity securities in initial period of acquisition		579,012

14	Emerging Markets Growth Fund

Value (000)

Total equity securities (cost: $9,523,345,000)	$11,326,101

Bonds and notes	Principal amount (000)

Eastern Europe and Middle East — 0.1%
Russia — 0.1%
OAO TMK 5.25% convertible, February 11, 2015	$9,400	9,644

Latin America — 0.1%
Mexico — 0.1%
CEMEX, SAB de CV, 4.875% convertible, March 15, 2015	10,384	11,371

Total bonds and notes (cost: $20,544,000)		21,015

Short-term securities

Corporate short-term notes — 2.2%

Bank of Nova Scotia 0.01%–0.02% due 1/2/13	99,250	99,250

Bank of Tokyo-Mitsubishi UFJ Ltd. 0.12% due 1/7/13	37,400	37,399

Mitsubishi UFJ Trust & Banking Corp. 0.17% due 1/10/13[2]	63,500	63,497

Sumitomo Mitsui Banking Corp. 0.16% due 1/7/13[2]	50,000	49,998

Total short-term securities (cost: $250,145,000)		250,144

Total investment securities (cost: $9,794,034,000)		11,597,260
Other assets less liabilities (including forward currency contracts)		26,549

Net assets		$11,623,809

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publically offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $557,047,000, which represented 4.79% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $241,952,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $228,143,000, which represented 1.96% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

Abbreviations

Securities:
ADR — American Depositary Receipts	CDI — CREST Depository Interest	PALMS — Participating Access Linked
BDR — Brazilian Depositary Receipts	GDR — Global Depositary Receipts	Middle Eastern Securities

See Notes to financial statements

Emerging Markets Growth Fund	15

Financial statements	unaudited

Statement of assets and liabilities at December 31, 2012	(dollars in thousands, except per-share data)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $9,524,200)	$11,289,076
Affiliated issuers (cost: $269,834)	308,184	$11,597,260

Cash denominated in non-U.S. currency (cost: $2,425)		2,491
Unrealized appreciation on open forward currency contracts		277
Receivables for —
Sales of investments	16,380
Sales of fund’s shares	4,898
Dividends and interest	28,469
Non-U.S. taxes	892	50,639

		11,650,667

Liabilities:
Unrealized depreciation on open forward currency contracts		3,990
Payables for —
Purchases of investments	13,864
Investment advisory services	6,202
Directors’ compensation	2,030
Other fees and expenses	772	22,868

		26,858

Net assets at December 31, 2012 —
Equivalent to $8.15 per share on 1,426,620,016 shares of $0.01 par value capital stock outstanding (authorized capital stock — 2,000,000,000 shares)		$11,623,809

Net assets consist of:
Capital paid in on shares of capital stock		$9,940,630
Distributions in excess of net investment income		(79,187)
Accumulated net realized loss		(36,759)
Net unrealized appreciation		1,799,125

Net assets at December 31, 2012		$11,623,809

See Notes to financial statements

16	Emerging Markets Growth Fund

Financial statements	unaudited

Statement of operations for the six months ended December 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $9,109; also includes $4,136 from affiliates)	$110,068
Interest (net of non-U.S. withholding tax of $62)	3,060	$113,128

Fees and expenses:
Investment advisory services	36,941
Custodian	2,317
Registration statement and prospectus	32
Auditing and legal	91
Reports to shareholders	6
Directors’ compensation	666
Other	2,837

Total expenses before expense reduction	42,890
Custodian expense reduction	2	42,888

Net investment income		70,240

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	235,959
Forward currency contracts	(31,705)
Currency transactions	(774)	203,480

Net unrealized appreciation on:
Investments	1,222,614
Forward currency contracts	8,706
Currency translations	179	1,231,499

Net realized gain and appreciation on investments, forward currency contracts and currency		1,434,979

Net increase in net assets resulting from operations		$1,505,219

Statements of changes in net assets	(dollars in thousands)

	(unaudited) 6 months ended December 31, 2012	Year ended June 30, 2012

Operations:
Net investment income	$70,240	$281,768
Net realized gain on investments, forward currency contracts and currency transactions	203,480	37,989
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	1,231,499	(3,851,605)

Net increase in net assets resulting from operations	1,505,219	(3,531,848)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(296,454)	(200,248)
Distributions from net realized gain on investments	(48,486)	(433,871)

Total dividends and distributions paid to shareholders	(344,940)	(634,119)

Capital share transactions:
Proceeds from shares sold: 15,826,594 and 129,703,922 shares, respectively	122,600	1,037,532
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 40,262,470 and 84,938,753 shares, respectively	322,503	617,505
Cost of shares repurchased: 232,520,356 and 305,894,059 shares, respectively	(1,832,947)	(2,464,236)

Net decrease in net assets resulting from capital share transactions	(1,387,844)	(809,199)

Total decrease in net assets	(227,565)	(4,975,166)
Net assets:
Beginning of period	11,851,374	16,826,540

End of period (including distributions in excess of net investment income and undistributed net investment income: $(79,187) and $147,027, respectively)	$11,623,809	$11,851,374

See Notes to financial statements

Emerging Markets Growth Fund	17

Notes to financial statements

1.	Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

18	Emerging Markets Growth Fund

The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair value process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Any changes to the fair value guidelines are reported to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2012 (dollars in thousands):

Emerging Markets Growth Fund	19

	Investment securities

	Level 1	Level 2[1]	Level 3[1]	Total

Assets:
Equity securities:
Asia-Pacific	$125,117	$6,620,322	$23,536	$6,768,975
Latin America	1,391,634	—	—	1,391,634
Eastern Europe and Middle East	128,415	900,841	158,349	1,187,605
Other markets	472,186	886,985	39,704	1,398,875
Miscellaneous	448,254	130,758	—	579,012
Bonds and notes	—	21,015	—	21,015
Short-term securities	—	250,144	—	250,144

Total	$2,565,606	$8,810,065	$221,589	$11,597,260

	Other investments [2]

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$277	$—	$277
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,990)	—	(3,990)

Total	$—	$(3,713)	$—	$(3,713)

[1]	Level 2 and Level 3 include investment securities with an aggregate value of $8,760,495,000 that were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $8,465,052,000 were fair valued as a result of significant market movements following the close of local trading, and therefore, classified as Level 2.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended December 31, 2012 (dollars in thousands):

	Beginning value at 7/1/2012	Gross transfers into Level 3[3]	Purchases	Sales	Net realized gain[4]	Net unrealized appreciation/ (depreciation)[4]	Gross transfers out of Level 3[3]	Ending value at 12/31/2012

Private equity funds	$187,940	$—	$4,728	$(9,946)	$2,179	$6,438	$—	$191,339
Other securities[5]	58,015	47,497	7,837	(23,190)	12,172	(18,338)	(53,743)	30,250

Total	$245,955	$47,497	$12,565	$(33,136)	$14,351	$(11,900)	$(53,743)	$221,589

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2012 (dollars in thousands):								$7,255

[3]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[5]	Represents less than 1% of portfolio securities as of December 31, 2012.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investments. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the reporting entity’s private equity funds are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair value measurements. There were no significant unobservable inputs as of December 31, 2012.

20	Emerging Markets Growth Fund

The following table lists the characteristics of the alternative investments held by the fund as of December 31, 2012 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms

Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$191,339	$17,756	≤ 1 to 6 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended December 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

Emerging Markets Growth Fund	21

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S. taxes as applicable. As of December 31, 2012, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S; short-term capital gains and losses; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2012, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $296,454,000 and $48,486,000, respectively. For the year ended June 30, 2012, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $200,248,000 and $433,871,000, respectively.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2012, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$220,915
Post-October capital loss deferrals (realized during the period November 1, 2011, through June 30, 2012)*	(41,605)

* These deferrals are considered incurred in the subsequent year.

As of December 31, 2012, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$2,535,158
Gross unrealized depreciation on investment securities	(967,209)
Net unrealized appreciation on investment securities	1,567,949

Cost of investment securities	10,029,311

6. Fees and transactions with related parties

Capital International, Inc. (“CII”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with CII.

Investment advisory services fee — The Investment Advisory and Service Agreement with CII provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companiessm, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

22	Emerging Markets Growth Fund

Directors’ compensation — Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $514,000 in current fees (either paid in cash or deferred) and a net increase of $152,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

7. Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the United States, to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2012, the total value of restricted securities was $228,143,000, which represents 1.96% of the net assets of the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,020,887,000 and $3,309,757,000, respectively, during the six months ended December 31, 2012.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2012, the custodian fee of $2,317,000 was reduced by $2,000.

9. Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2012, is as follows (dollars in thousands):

Issuer	Beginning shares	Purchases/ Additions	Sales/ Reductions	Ending shares	Dividend and interest income	Value

Affiliated issuers:
Compeq Manufacturing	73,599,000	—	—	73,599,000	$—	$31,865
Daum Communications	353,979	415,241	—	769,220	1,146	65,788
StemLife	8,331,900	4,165,950	—	12,497,850	—	1,059
VA Tech Wabag	1,584,552	—	—	1,584,552	171	16,159

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	—	—	11,783,118	607	46,909
Baring Vostok Private Equity Fund III*	22,698,434	427,627	—	23,126,061	—	45,031
Baring Vostok Capital Partners IV*	46,666,447	3,886,666	—	50,553,113	—	63,972
Capital International Global Emerging Markets Private Equity Fund*	55,999,402	—	—	55,999,402	—	515
Capital International Private Equity Fund IV*	50,131,312	195,435	—	50,326,747	1,691	22,215
International Hospital	1,232,227	—	—	1,232,227	—	4,411
New Asia East Investment Fund	4,089,609	—	—	4,089,609	—	420
Pan-African Investment Partners II	3,800	—	—	3,800	—	9,181
South African Private Equity Fund III*	27,594,065	—	—	27,594,065	39	659
Unaffiliated issuers†:
Jain Irrigation Systems	21,176,552	—	—	21,176,552	403	—
Shanda Games	3,943,800	—	1,406,000	2,537,800	79	—

					$4,136	$308,184

* For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
† Affilated during the period but no longer affiliated at December 31, 2012.

Emerging Markets Growth Fund	23

10. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

As of December 31, 2012, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the volume of activity during the year (as a percentage of the fund’s total net assets) (amounts in thousands).

		Contract amount		U.S. valuation

	Counterparty	Non-U.S.	U.S.	Amount	Unrealized appreciation/ (depreciation)

Sales:
British Pound to U.S. Dollar expiring 1/18/2013	Bank of New York Mellon	GBP86,345	$140,402	$140,258	$144
Canadian Dollar to U.S. Dollar expiring 1/8/2013	Royal Bank of Scotland	CAD73,160	73,661	73,542	119
Euro Dollar to U.S. Dollar expiring 1/18/2013	Bank of New York Mellon	EUR5,777	7,641	7,627	14
Israeli Shekel to U.S. Dollar expiring 1/10/2013	UBS AG	ILS209,450	54,734	56,059	(1,325)
South Korean Won to U.S. Dollar expiring 1/17/2013	Bank of America	KRW36,886,021	34,310	34,422	(112)
Polish Zloty to U.S. Dollar expiring 1/10/2013	Bank of America	PLN97,330	30,576	31,422	(846)
South African Rand to U.S. Dollar expiring 1/10/2013	UBS AG	ZAR515,948	59,097	60,804	(1,707)

Forward currency contracts — net					$(3,713)

24	Emerging Markets Growth Fund

Financial highlights

	6 months ended December 31, 2012[1]	Year ended June 30

		2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.39	$9.93	$8.13	$6.72	$12.95	$17.02

Income (loss) from investment operations[2]:
Net investment income	.05	.17	.16	.15	.18	.39
Net realized and unrealized gain (loss) on investments	.96	(2.33)	1.81	1.39	(4.09)	.68

Total income (loss) from investment operations	1.01	(2.16)	1.97	1.54	(3.91)	1.07

Less distributions:
Dividends from net investment income	(.21)	(.12)	(.17)	(.13)	(.23)	(.59)
Distributions from net realized gains	(.04)	(.26)	—	—	(2.09)	(4.55)

Total distributions	(.25)	(.38)	(.17)	(.13)	(2.32)	(5.14)

Net asset value, end of period	$8.15	$7.39	$9.93	$8.13	$6.72	$12.95

Total return	13.71%[3]	(21.69)%	24.29%	22.83%	(23.08)%	3.78%

Ratios/supplemental data:
Net assets, end of period (in millions)	$11,624	$11,851	$16,827	$12,878	$10,830	$13,925
Ratio of expenses to average net assets	.73%[4]	.68%	.68%	.71%	.71%	.67%
Ratio of net investment income to average net assets	1.20%[4]	2.02%	1.65%	1.86%	2.49%	2.47%
Portfolio turnover rate	18.02%[3]	39.30%	40.66%	49.38%	67.91%	57.50%

[1] Unaudited.
[2] The per-share data is based on average shares outstanding.
[3] Based on operations for the period shown and, accordingly, not representative of a full year’s operations.
[4] Annualized.

Emerging Markets Growth Fund	25

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,137.12	$3.93	.73%
Hypothetical 5% return before expenses	1,000.00	1,021.53	3.72	.73

*	The “expenses paid during period” are equal to the “annualized expense ratio”, multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the current period).

26	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling 800/421-4989 and should be read carefully before investing.

The Capital Group Companies

Capital International	Capital Guardian	Capital Research and Management	Capital Bank and Trust	American Funds

Lit. No. MFGESRX-015-0213P (NLS) Printed in USA TAG/AFD/9099-S33036 © 2013 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2013

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: February 28, 2013